                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ---------


                                  F O R M 8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 12, 1998
                                                --------------------------------

                             Arista Investors Corp.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                                             13-2957684
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission)            (IRS Employer
       of Incorporation)              File Number)           Identification No.)


116 John Street, New York, New York                                10038
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code    (212) 964-2150
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

         On November 12, 1998, Arista Investors Corp., a Delaware corporation (the "Company"), consummated the sale of Arista Insurance Company's (a New York insurance company and a wholly-owned subsidiary of the Company ("Arista Insurance")) book of New York State statutory, super statutory and voluntary disability benefits insurance business ("DBL Business") to The Guardian Life Insurance Company of America, a New York life insurance company ("The Guardian"), pursuant to an Assumption Reinsurance Agreement, dated as of September 23, 1998 (the "Treaty"), between the Company, Arista Insurance and The Guardian (the "Transaction"). The assets sold included Arista Insurance's DBL Business for (i) policies issued by Arista Insurance which were in force on July 1, 1998, the effective date of the Treaty (the "Effective Date"), and which were being serviced by Arista Insurance as of September 23, 1998 (the "Existing Policies") and (ii) policies with inception dates on or after the Effective Date (the "New Policies" and together with the "Existing Policies," the "Assets"). In connection with the Transaction, the Company also consummated an Administrative Services Agreement, dated as of September 23, 1998, with The Guardian whereby the Company will provide The Guardian with administrative and other services with respect to the Assets. The consideration received for the DBL Business was approximately $3,421,486, representing 18% of the last twelve months adjusted earned premium. Prior to the consummation of the Transaction, the New York State Superintendent of Insurance (the "Department") approved the Treaty on May 18, 1998 (the Department had approved an earlier version of the Treaty on May 8, 1997), and the Company's stockholders approved the Transaction at a Special Meeting of Stockholders held on October 19, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements.

         1. Consolidated financial statements as of December 31, 1995, 1996 and 1997 (audited).

         2. Consolidated financial statements as of September 30, 1998 (unaudited).

(b)      Pro forma Financial Information.

         1. Pro forma condensed consolidated balance sheet as of September 30, 1998 (unaudited).

         2. Pro forma condensed consolidated statement of operations for the year ended December 31, 1997 and the nine months ended
             September 30, 1998 (unaudited).

(c)      List of Exhibits.


         Exhibit
         Number            Description
         -------           -----------

         2.1               Assumption Reinsurance Agreement, dated as of September 23, 1998, by and among Arista Insurance Company, Arista Investors Corp. and The Guardian
                           Life Insurance Company of America.*

         10.1              Administration Services Agreement, dated as of September 23, 1998, between The Guardian Life Insurance Company of America and Arista
                           Insurance Company.*

         99.1              Press Release, dated September 28, 1998.

         99.2              Press Release, dated October 21, 1998.

         99.3              Press Release, dated November 13, 1998.



------------------------------
* Incorporated by reference to the Company's definitive proxy statement, filed with the Securities and Exchange Commission on September 28, 1998 (File No. 000-16520).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARISTA INVESTORS CORP.


Date: November 25, 1998                     By: Stanley S. Mandel
                                                -----------------------------
                                                Stanley S. Mandel
                                                President

                             ARISTA INVESTORS CORP.
                          INDEX TO FINANCIAL STATEMENTS



                  Historical Consolidated Financial Statements


                                                                                                                            Page
                                                                                                                            ----
Report of Independent Certified Public Accountants...........................................................................F-2

Consolidated Balance Sheets as of December 31, 1996 and 1997 and
   Unaudited as of September 30, 1998........................................................................................F-3

Consolidated Statements of Operations for the Years Ended
   December 31, 1995, 1996 and 1997 and Unaudited for
   the Nine Months Ended September 30, 1997 and 1998.........................................................................F-5

Consolidated Statements of Changes in Stockholders' Equity for
the Years Ended December 31, 1995, 1996 and 1997 and
   Unaudited for the Nine Months Ended September 30, 1998....................................................................F-7

Consolidated Statements of Cash Flows for the Years Ended
   December 31, 1995, 1996 and 1997 and Unaudited for
   the Nine Months Ended September 30, 1997 and 1998.........................................................................F-8

Notes to Consolidated Financial Statements..................................................................................F-10


                                     Pro Forma Condensed Consolidated Financial Statements
                                                          (Unaudited)

Introduction ...............................................................................................................F-34

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998.....................................................F-35

Pro Forma Condensed Consolidated Statement of Operations for the
   Year Ended December 31, 1997 and the Nine Months Ended
   September 30, 1998.......................................................................................................F-37

Notes to Pro Forma Condensed Consolidated Financial Statements..............................................................F-38


                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders of Arista Investors Corp. and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Arista Investors Corp. as of December 31, 1996 and 1997 and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Arista Investors Corp. at December 31, 1996 and 1997, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 1997, in conformity with generally accepted accounting principles.



                              ROSEN SEYMOUR SHAPSS
                              MARTIN & COMPANY LLP

New York, New York
March 13, 1998

                             ARISTA INVESTORS CORP.

                           CONSOLIDATED BALANCE SHEETS





                                   A S S E T S
                                   -----------


                                                                         December 31,
                                                                 -------------------------   September 30,
                                                                     1996          1997          1998
                                                                 -----------   -----------   -----------
                                                                                             (Unaudited)
Investments (Notes 2 and 14):

   Held-to-maturity securities:
      Bonds and long-term U.S. Treasury obligations, at
        amortized cost (market value $2,650,210 in 1996,
        $2,632,904 in 1997 and $2,747,893 in 1998)               $ 2,696,220   $ 2,630,453   $ 2,621,165

   Available-for-sale securities:
      Redeemable preferred stocks, at market value
        (amortized cost of $84,149 in 1996 and
        $31,524 in 1997 and 1998)                                     56,920         9,250         7,104

   Trading securities, at market value (cost of $1,279 in 1996
      and $279 in 1997)                                                  319            85           366
                                                                 -----------   -----------   -----------
           Total investments                                       2,753,459     2,639,788     2,628,635

Cash and equivalents (Notes 2 and 14)                              7,076,659     8,296,943     8,276,388

Premiums receivable (Notes 2 and 13)                               4,304,200     2,978,600          --

Deferred policy acquisition costs, net (Notes 2 and 8)               790,137       484,398          --

Receivables from related parties (Notes 4 and 8)                     182,787       443,182       562,394

Receivable from reinsurer                                               --            --       1,461,360

Furniture and equipment, at cost, net of accumulated
   depreciation of $726,193 in 1996 and $783,799 in
   1997 (Note 2)                                                     138,552       113,663        87,752

Prepaid and refundable income taxes                                  757,548       710,050       979,486

Other assets                                                       1,106,908     1,366,572     1,822,619
                                                                 -----------   -----------   -----------
           Total assets                                          $17,110,250   $17,033,196   $15,818,634
                                                                 -----------   -----------   -----------
                                                                 -----------   -----------   -----------



                                  (Continued)

                             ARISTA INVESTORS CORP.

                           CONSOLIDATED BALANCE SHEETS
                                   (Continued)




                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


                                                                         December 31,
                                                                ----------------------------    September 30,
                                                                     1996          1997             1998
                                                                ------------    ------------    ------------
                                                                                                (Unaudited)
Liabilities:

   Payable to reinsurer (Note 13)                               $     93,121    $    158,721    $         --
   Claims liabilities (Notes 2, 5 and 13)                          4,351,500       3,391,950              --
   Unearned premiums (Notes 2 and 13)                              1,397,380       1,464,800              --
   Commissions payable (Notes 4 and 13)                              766,575         729,912         226,117
   Accounts payable and accrued expenses                           1,160,765       1,627,187       3,866,565
   Deferred income taxes, net (Notes 2 and 11)                        78,329         277,771       1,248,944
   Surplus note payable, net (Note 6)                              2,865,000       2,880,000       2,891,250
                                                                ------------    ------------    ------------
           Total liabilities                                      10,712,670      10,530,341       8,232,876
                                                                ------------    ------------    ------------
Commitments and contingencies (Notes 4, 8 and 13)

Stockholders' equity (Notes 6, 9 and 10):

   Class A common stock, $.01 par value; 9,950,000 shares
      authorized, 2,580,100 shares issued                             25,801          25,801          25,801

   Class B convertible common stock, $.01 par value; 50,000
      shares authorized, 47,400 shares issued and outstanding            474             474             474

   Additional paid-in capital                                      5,839,609       5,839,609       5,839,609

   Paid-in capital attributed to detachable warrant (Note 6)         150,000         150,000         150,000

   Retained earnings                                                 935,665       1,035,985       2,121,099

   Accumulated other comprehensive income:
      Net unrealized investment loss                                 (27,229)        (22,274)        (24,485)
                                                                ------------    ------------    ------------
                                                                   6,924,320       7,029,595       8,112,498
   Secured promissory note from shareholder (Note 4)                (500,000)       (500,000)       (500,000)
   Cost of 10,000 shares Class A common stock
      held in treasury                                               (26,740)        (26,740)        (26,740)
                                                                ------------    ------------    ------------
           Total stockholders' equity                              6,397,580       6,502,855       7,585,758
                                                                ------------    ------------    ------------
           Total liabilities and stockholders' equity           $ 17,110,250    $ 17,033,196    $ 15,818,634
                                                                ------------    ------------    ------------
                                                                ------------    ------------    ------------


The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                                            (Unaudited)
                                                                                                         Nine Months Ended
                                                              Years Ended December 31,                     September 30,
                                                     -------------------------------------------    ----------------------------
                                                         1995           1996            1997            1997            1998
                                                     ------------   ------------    ------------    ------------    ------------
                                                                                                     (Restated)
Revenue (Notes 2, 4, and 17):
   Gross earned premiums                           $ 26,091,714    $ 23,160,259    $ 20,763,439    $       --      $       --
   Ceded earned premiums (Notes 13 and 20)           13,045,857      11,580,129      10,381,719            --              --
                                                   ------------    ------------    ------------    ------------    ------------
        Net earned premiums                          13,045,857      11,580,130      10,381,720            --              --

   Third party administrative services (Note 8d)        204,367         260,664         351,346         248,091       1,035,988
   Net realized and unrealized investment
      income (losses) (Note 14)                            (495)           (367)         (2,713)         (2,519)            346
   Net investment income (Note 14)                      252,134         440,539         513,913         379,849         403,626
   Other income                                         128,838          38,660           7,087           4,900          21,323
                                                   ------------    ------------    ------------    ------------    ------------
        Total revenue                                13,630,701      12,319,626      11,251,353         630,321       1,461,283
                                                   ------------    ------------    ------------    ------------    ------------
Expenses:
   Underwriting:
      Gross claims incurred (Note 2)                 16,588,801      15,288,310      12,212,694            --              --
      Ceded claims incurred (Note 13)                 8,294,400       7,644,155       6,106,347            --              --
                                                   ------------    ------------    ------------    ------------    ------------
        Net claims incurred                           8,294,401       7,644,155       6,106,347            --              --
                                                   ------------    ------------    ------------    ------------    ------------
      Gross commissions incurred (Note 4)             4,616,807       4,206,730       3,907,264            --              --
      Ceded commissions incurred (Note 13)            4,447,545       3,559,620       3,937,966            --              --
                                                   ------------    ------------    ------------    ------------    ------------
        Net commissions incurred (earned)               169,262         647,110         (30,702)           --              --
                                                   ------------    ------------    ------------    ------------    ------------
        Total underwriting expenses                   8,463,663       8,291,265       6,075,645            --              --
   General and administrative expenses                5,015,558       4,920,536       4,682,640         810,000       1,041,800
                                                   ------------    ------------    ------------    ------------    ------------
        Total expenses before charge for com-
           pensation expense resulting from
           the exercise of options and warrants      13,479,221      13,211,801      10,758,285         810,000       1,041,800
   Compensation expense resulting from the
      exercise of options and warrants (Note 19)           --           757,350            --              --              --
                                                   ------------    ------------    ------------    ------------    ------------
        Total expenses                               13,479,221      13,969,151      10,758,285         810,000       1,041,800
                                                   ------------    ------------    ------------    ------------    ------------
        Income (loss) from continuing operations
           before income tax provision (benefit)        151,480      (1,649,525)        493,068        (179,679)        419,393
                                                   ------------    ------------    ------------    ------------    ------------


                                  (Continued)

                             ARISTA INVESTORS CORP.


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Continued)


                                                                                                     (Unaudited)
                                                                                                  Nine Months Ended
                                                           Years Ended December 31,                  September 30,
                                                 ------------------------------------------  --------------------------
                                                      1995           1996           1997         1997           1998
                                                 ------------   ------------   ------------  -----------    -----------
                                                                                             (Restated)
Provision (benefit) for income taxes (Note 11):

   Provision for income taxes                     $    92,900   $    81,176    $   392,748   $      --      $   163,563

   Net operating loss benefit                            --        (554,838)          --         (70,075)            --
                                                 ------------   ------------   ------------  -----------    -----------

   Net provision (benefit)                             92,900      (473,662)       392,748       (70,075)       163,563
                                                 ------------   ------------   ------------  -----------    -----------

Income (loss) from continuing operations               58,580    (1,175,863)       100,320      (109,604)       255,830
                                                 ------------   ------------   ------------  -----------    -----------

Discontinued operations:
   Income from operations of disposed segment
      (net of income taxes) (Note 3)                    5,643          --             --         243,864         (8,887)

   Gain on disposal of segment (net of income
      taxes of $127,891 and $530,719)                 192,300          --             --            --          838,171
                                                 ------------   ------------   ------------  -----------    -----------

                                                      197,943          --             --         243,864        829,284
                                                 ------------   ------------   ------------  -----------    -----------

           Net income (loss)                      $   256,523   $(1,175,863)   $   100,320   $   134,260    $ 1,085,114
                                                 ------------   ------------   ------------  -----------    -----------
                                                 ------------   ------------   ------------  -----------    -----------
Net income (loss) per common share:
   Basic:
      Continuing operations (Notes 12 and 19)     $      0.03   $     (0.51)   $      0.04   $     (0.04)   $      0.10
      Discontinued operations                            0.10          --             --            0.09           0.31
                                                 ------------   ------------   ------------  -----------    -----------

           Net income (loss)                      $      0.13   $     (0.51)   $      0.04   $      0.05    $      0.41
                                                 ------------   ------------   ------------  -----------    -----------
                                                 ------------   ------------   ------------  -----------    -----------
   Diluted:
      Continuing operations (Notes 12 and 19)     $      0.02   $     (0.51)   $      0.04   $     (0.04)   $      0.10
      Discontinued operations                            0.09          --             --            0.09           0.31
                                                 ------------   ------------   ------------  -----------    -----------

           Net income (loss)                      $      0.11   $     (0.51)   $      0.04   $      0.05    $      0.41
                                                 ------------   ------------   ------------  -----------    -----------
                                                 ------------   ------------   ------------  -----------    -----------

Weighted average number of common shares:
   Basic (Note 14)                                  1,978,000     2,297,750      2,617,500     2,617,500      2,617,500
                                                 ------------   ------------   ------------  -----------    -----------
                                                 ------------   ------------   ------------  -----------    -----------

   Diluted (Note 14)                                2,279,287     2,297,750      2,617,500     2,617,500      2,617,500
                                                 ------------   ------------   ------------  -----------    -----------
                                                 ------------   ------------   ------------  -----------    -----------



   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                Years Ended December 31, 1995, 1996 and 1997 and
             Unaudited for the Nine Months Ended September 30, 1998



                                                             Common Stock
                                           -------------------------------------------------                  Paid-in
                                                   Class A             Convertible Class B                    capital
                                           -----------------------     ---------------------                 attributed
                                              Number         Par         Number       Par      Additional        to
                                                of          value          of        value       paid-in     detachable
                                              shares        $.01         shares      $.01        capital      warrants
                                            ---------   -----------    ---------  ----------   ----------   -----------
Balance - January 1, 1995                   1,940,600   $   19,406       47,400   $      474   $4,193,354   $       --

 Net loss                                          --           --           --           --           --           --
 Net investment gains                              --           --           --           --           --           --
 Issuance of surplus note (Note 6)                 --           --           --           --           --      150,000
                                            ---------   -----------    ---------  ----------   ----------   -----------
Balance - December 31, 1995                 1,940,600       19,406       47,400          474    4,193,354      150,000
 Net loss                                          --           --           --           --           --           --
 Net investment loss                               --           --           --           --           --           --
 Issuance of shares of Class A
  common stock under the
  Incentive Stock Option Plan,
  from a Warrant, and from a
  Non-qualified Stock Option
  (Notes 4 and 9)                             639,500        6,395         --           --      1,646,255           --
                                            ---------   -----------    ---------  ----------   ----------   -----------

Balance - December 31, 1996                 2,580,100       25,801       47,400          474    5,839,609      150,000
   Net income                                      --           --           --           --           --           --
   Net investment gain                             --           --           --           --           --           --
                                            ---------   -----------    ---------  ----------   ----------   -----------
Balance - December 31, 1997                 2,580,100       25,801       47,400          474    5,839,609      150,000
   Net income (unaudited)                          --           --           --           --           --           --
   Net investment loss (unaudited)                 --           --           --           --           --           --
                                            ---------   -----------    ---------  ----------   ----------   -----------

Balance - September 30, 1998 (unaudited)    2,580,100   $   25,801       47,400   $      474   $5,839,609   $  150,000
                                            ---------   -----------    ---------  ----------   ----------   -----------
                                            ---------   -----------    ---------  ----------   ----------   -----------



                                                         Accumulated                   Class A
                                                            other          Secured      common
                                                           compre-       promissory      stock
                                            Retained       hensive          note        held in
                                            earnings       Income        receivable     treasury           Total
                                           -----------   ------------   ------------   ------------   --------------
Balance - January 1, 1995                  $ 1,855,005   $   (30,278)   $        --    $   (26,740)   $   6,011,221
Net loss                                       256,523            --             --             --          256,523
Net investment gains                                --        18,436             --             --           18,436
Issuance of surplus note (Note 6)                   --            --             --             --          150,000
                                           -----------   ------------   ------------   ------------   --------------
Balance - December 31, 1995                  2,111,528       (11,842)            --        (26,740)       6,436,180
 Net loss                                   (1,175,863)           --             --             --       (1,175,863)
 Net investment loss                                --       (15,387)            --             --          (15,387)
 Issuance of shares of Class A
  common stock under the
  Incentive Stock Option Plan,
  from a Warrant, and from a
  Non-qualified Stock Option
  (Notes 4 and 9)                                   --            --       (500,000)            --        1,152,650
                                           -----------   ------------   ------------   ------------   --------------

Balance - December 31, 1996                    935,665       (27,229)      (500,000)       (26,740)       6,397,580
   Net income                                  100,320            --             --             --          100,320
   Net investment gain                              --         4,955             --             --            4,955
                                           -----------   ------------   ------------   ------------   --------------

Balance - December 31, 1997                  1,035,985       (22,274)      (500,000)       (26,740)       6,502,855
   Net income (unaudited)                    1,085,114            --             --             --        1,085,114
   Net investment loss (unaudited)                  --        (2,211)            --             --           (2,211)
                                           -----------   ------------   ------------   ------------   --------------

Balance - September 30, 1998 (unaudited)   $ 2,121,099    $  (24,485)    $ (500,000)       (26,740)   $   7,585,758
                                           -----------   ------------   ------------   ------------   --------------
                                           -----------   ------------   ------------   ------------   --------------



   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                      (Unaudited)
                                                                                                   Nine Months Ended
                                                           Years Ended December 31,                  September 30,
                                                   -----------------------------------------    --------------------------
                                                      1995          1996           1997            1997           1998
                                                   -----------    -----------    -----------    -----------    -----------
Cash flows from operating activities:
 Net income (loss)                                 $   256,523    $(1,175,863)   $   100,320    $   134,260    $ 1,085,114
 Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Depreciation                                        57,321         64,641         57,606         42,992         35,910
    Amortization of deferred acquisition costs         323,202        332,633        319,775        224,545        484,398
    Amortization of discount on surplus note              --           15,000         15,000         11,250         11,250
    Loss on sale of investments                            137            208          2,519          2,625           --
    Amortization of intangible assets                  248,957           --             --             --             --
    Gain on sale of subsidiary                        (320,192)          --             --             --             --
    Deferred income taxes                              343,385       (544,098)       199,442        109,946     (1,257,257)
    Unrealized loss on trading securities                  358            341            194           --             --
    Compensation arising from exercise of
      options and warrants                                --          757,350           --             --             --
    (Increase) decrease in operating assets
      excluding effects of divestiture:
       Premiums receivable                           1,196,795        827,505      1,325,600        504,700      2,978,600
       Prepaid and refundable income taxes              51,412          8,329         47,498        193,010        710,050
       Receivable from related parties                 (50,145)       (53,727)      (260,395)      (122,079)      (119,212)
       Other assets                                     59,171       (309,854)      (259,664)       181,861       (456,047)
       Receivables from reinsurer                         --             --             --             --       (1,461,360)
    Increase (decrease) in operating liabilities
     excluding effects of divestiture:
       Payable to reinsurer                             81,083        (68,355)        65,600         (4,146)      (158,721)
       Claims liabilities                             (395,131)      (174,815)      (959,550)      (651,300)    (3,391,950)
       Unearned premiums                               (30,155)        69,170         67,420         82,920     (1,464,800)
       Commissions payable                            (401,078)      (175,903)       (36,663)        71,186       (503,795)
       Income taxes payable                               --             --             --             --        1,248,944
       Accounts payable and accrued expenses          (316,273)       387,796        466,422        349,364      2,239,378
                                                   -----------    -----------    -----------    -----------    -----------
         Net cash provided by (used in)
          operating activities                       1,105,370        (39,642)     1,151,124      1,131,134        (19,498)
                                                   -----------    -----------    -----------    -----------    -----------
Cash flows from investing activities:
 Furniture and equipment acquired                     (130,228)        (9,644)       (32,717)       (32,717)        (9,999)
 Proceeds from sale of investments                     222,239         56,987        225,146        112,990          8,942
 Purchases of investments                                 --          (41,281)      (109,233)          (279)          --
 Proceeds from sale of subsidiary                      764,675           --             --             --             --
 Payments and costs associated with
    acquired business                                 (588,595)       (62,389)       (14,036)          --             --
 Divestiture of subsidiary                            (320,997)          --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------
         Net cash provided by (used in)
          investing activities                         (52,906)       (56,327)        69,160         79,994         (1,057)
                                                   -----------    -----------    -----------    -----------    -----------


                                   (Continued)

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Continued)


                                                                                                       (Unaudited)
                                                                                                     Nine Months Ended
                                                             Years Ended December 31,                  September 30,
                                                     -----------------------------------------   -------------------------
                                                         1995          1996           1997          1997           1998
                                                     -----------    -----------    -----------   -----------   -----------
Cash flows from financing activities:
 Increase in surplus note payable (Note 6)           $ 3,000,000    $      --      $      --     $      --     $      --
 Increase in note discount (Note 6)                     (150,000)          --             --            --            --
 Proceeds attributed to stock warrants (Note 6)          150,000           --             --            --            --
 Issuance of Class A common stock                           --          395,300           --            --            --
                                                     -----------    -----------    -----------   -----------   -----------
         Net cash provided by financing activities     3,000,000        395,300           --            --            --
                                                     -----------    -----------    -----------   -----------   -----------
         Net increase (decrease) in cash
           and equivalents                             4,052,464        299,331      1,220,284     1,211,128       (20,555)

Cash and equivalents:
 Beginning of period                                   2,724,864      6,777,328      7,076,659     7,076,659     8,296,943
                                                     -----------    -----------    -----------   -----------   -----------

 End of period                                       $ 6,777,328    $ 7,076,659    $ 8,296,943   $ 8,287,787   $ 8,276,388
                                                     -----------    -----------    -----------   -----------   -----------
                                                     -----------    -----------    -----------   -----------   -----------
Supplemental cash flow disclosure:
  Cash paid during the period for:
    Income taxes                                     $   327,231    $   296,847    $   305,725   $   295,931   $   299,195
                                                     -----------    -----------    -----------   -----------   -----------
                                                     -----------    -----------    -----------   -----------   -----------
    Interest                                         $      --      $      --      $    36,009   $      --     $      --
                                                     -----------    -----------    -----------   -----------   -----------
                                                     -----------    -----------    -----------   -----------   -----------
Supplemental disclosures of noncash
  financing activities:
 The Company received a note and issued
   Class A common stock as follows:
    Secured promissory note from shareholder
      (Note 4)                                       $      --      $  (500,000)   $      --     $      --     $      --
    Compensation expense                                    --         (757,350)          --            --            --
    Issuance of Class A common stock                        --        1,652,650           --            --            --
                                                     -----------    -----------    -----------   -----------   -----------
         Cash received                               $      --      $   395,300    $      --     $      --     $      --
                                                     -----------    -----------    -----------   -----------   -----------
                                                     -----------    -----------    -----------   -----------   -----------



   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)


1.    ORGANIZATION AND NATURE OF BUSINESS

      Arista Investors Corp. (the "Company") was incorporated in the State of New York on September 28, 1978 and reincorporated in the State of Delaware in October 1986. The Company is principally a holding company with respect to its wholly-owned subsidiaries, Arista Insurance Company ("Arista"), The Collection Group, Inc. ("Collection") and Arista Administrative Services, Inc. ("Administrative"). Arista was incorporated in the State of New York on May 21, 1979, and was licensed on October 11, 1979 by the New York State Insurance Department ("NYSID"). Arista's principal line of business is the writing of disability insurance policies including super statutory and voluntary disability benefits insurance in New York State. Effective September 1, 1993 Arista amended its charter and license and now has the authority to write glass insurance as well as disability insurance. To date, Arista has not written any glass insurance. Collection was incorporated in August 1989 and commenced operations in July 1991. Collection's principal line of business is to provide accounts receivable collection services to companies including Arista. Effective December 31, 1991 Arista purchased all of the outstanding shares of capital stock of American Accident and Health Insurance Company ("American") (see Note 16). American was organized in April 1987 and licensed by the NYSID on June 24, 1987, and is also authorized to write disability insurance. Arista sold all of the outstanding shares of capital stock of American in December 1995, which had been inactive since its acquisition in 1991 (see Note 3). Administrative is an inactive company.


2.    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation

      The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP differs from Statutory Accounting Principles ("SAP") used by insurance companies in reporting to state regulatory and industry agencies as explained in Note 15.

      Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Principles of Consolidation

      The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Arista, Collection, and Administrative. All significant intercompany balances and transactions have been eliminated.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Revenue Recognition, Premiums Receivable and Claims Liabilities

      Premium revenue is recognized evenly over the term of the policy. Estimates of premiums which have been earned but not collected are accrued since customers generally report and pay such premiums after the earning period based on the number of employees on their payroll during the period of coverage. Customer payrolls are sensitive to the general business cycle, and sudden business upturns or downturns could have a significant impact on the revenues the Company receives. Such estimates are continually reviewed and updated by management, and any resulting adjustments are reflected in current operating results.

      Unearned premiums represent that portion of premiums applicable to the unexpired terms of policies in force.

      Third party administrative fees are recognized in the period in which the subject premiums are collected and earned. Such fees are determined in accordance with prescribed schedules based on the service performed.

      Claims liabilities and claims adjustment expense accruals, which are based on the estimated ultimate cost of settling claims, include estimates for unreported claims and claims adjustment expenses based upon past experience, modified for current trends. Such estimates are continually reviewed and updated by management and any resulting adjustments are reflected in current operating results.

      Reinsurance

        In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring risk with reinsurers. Amounts recoverable from reinsurer(s) for commissions, losses or any other amount(s) due are deducted from ceded premiums earned. Settlements are made quarterly by net cash payments to or from the reinsurer (see Notes 13 and 20).

      Furniture and Equipment

      Furniture and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for each of the years in the three-year period ended December 31, 1997, was $57,321, $64,641 and $57,606, respectively.

      Investments

      Pursuant to the requirements of FASB Statement No. 115, the Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determination at each balance sheet date. Debt securities that the Company has the positive intent and ability to hold to maturity are classified as "held-to-maturity securities" and reported at amortized cost; debt and equity securities that are bought and held principally for the purpose of selling them in the near future are classified as "trading securities," and reported at fair value, with unrealized gains and losses included in earnings; debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as "available for-sale securities" and reported at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Deferred Policy Acquisition Costs

      Policy acquisition costs include fees paid and certain other costs in connection with acquiring new business. These costs are deferred and charged to income over the future periods in which the related premiums are earned. Amortization periods range from five to seven years.

      Concentration of Credit Risk

      Financial instruments that potentially subject the Company to credit risk consist principally of premiums receivable and reinsurance contracts. The Company grants credit terms to its customers in the normal course of business. Credit risk with respect to these receivables is considered minimal due to the Company's diverse customer base throughout the New York area. As part of its ongoing control procedures, the Company monitors the creditworthiness of its customers. Bad debts have been minimal.

      Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of the reinsurer to honor its obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurer and monitors concentrations of credit risk arising from activities to minimize its exposure to significant losses from reinsurer default.

      Fair Value of Financial Instruments

      The carrying amounts and related fair values of financial instruments at December 31, 1996 and 1997 and at September 30, 1998 are summarized as follows:


                                           1996                      1997                      1998
                                  -----------------------   -----------------------   -----------------------
                                   Carrying      Fair        Carrying      Fair        Carrying      Fair
                                    Amount       Value        Amount       Value        Amount       Value
                                  ----------   ----------   ----------   ----------   ----------   ----------
Cash and equivalents              $7,076,659   $7,076,659   $8,296,943   $8,296,943   $8,276,388   $8,276,388
Investments:
 Held-to-maturity securities       2,696,220    2,650,210    2,630,453    2,632,904    2,621,165    2,621,165
 Available for sale securities        56,920       56,920        9,250        9,250        7,104        7,104
 Trading securities                      319          319           85           85          366          336
Premiums receivable                4,304,200    4,304,200    2,978,600    2,978,600         --
Receivable from related parties      182,787      182,787      443,182      443,182      562,394      562,334
Payable to reinsurer                  93,121       93,121      158,721      158,721
Claims liabilities                 4,351,500    4,351,500    3,391,950    3,391,950
Unearned premiums                  1,397,380    1,397,380    1,464,800    1,464,800
Surplus note payable, net          2,865,000    3,000,000    2,880,000    3,000,000    2,891,250    3,000,000


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                 (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Fair Value of Financial Instruments (Continued)

      The methods and assumptions used to estimate the fair value of financial instruments are as follows:

      (i) The carrying amounts of cash and equivalents approximate their fair value. Investments in available-for-sale securities and trading securities are carried at their fair values based on quoted market prices. The fair values of held-to-maturity securities are based on quoted market prices.

      (ii) The carrying values of premiums receivable, amounts payable to the reinsurer, unpaid claims liabilities and unearned premiums approximate fair value because of their short-term maturities.

      (iii) The fair value of the surplus note payable is estimated assuming the note will be repaid from free and divisible surplus of Arista in the near term with the prior approval of the Superintendent of Insurance of the State of New York.

      Income Taxes

      The Company and its subsidiaries file a consolidated federal income tax return. Tax returns are prepared using SAP basis of accounting (see Note 15). Deferred income taxes reflect the future tax consequences of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end (see Note 11).

      Net Income (Loss) Per Common Share

      Basic and diluted net income (loss) per common share (Class A and Class B) have been computed in accordance with FASB Statement No. 128 (SFAS 128), "Earnings Per Share." Basic earnings per share (basic EPS) is computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the year. Diluted earnings per share (diluted EPS) is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year plus the incremental shares that would have been outstanding upon the assumed exercise of dilutive stock options and warrants.

      Pursuant to the requirements of SFAS 128, basic EPS and diluted EPS for the years ended December 31, 1995 and 1996 have been restated to conform to the method used in 1997 (see Note 12).

      Cash and Cash Equivalents

      For purposes of the statement of cash flows, cash equivalents represent highly liquid financial instruments with a maturity date of three months or less. At December 31, 1996 and 1997 cash and cash equivalents include certificates of deposits, commercial paper, and money market accounts as follows:


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                 (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Cash and Cash Equivalents (Continued)


                                             1996            1997
                                         -----------     ------------
          Cash in bank                   $ 2,230,519     $  2,683,620
          Money market accounts            1,446,499        1,396,236
          Commercial paper                 3,087,829        3,992,528
          Certificates of deposit            311,812          224,559
                                         -----------     ------------
                                         $ 7,076,659     $  8,296,943
                                         -----------     ------------
                                         -----------     ------------


3.    SALE OF ASSETS

      In December 1995, Arista sold its investment in its wholly-owned subsidiary, American, excluding its book of insurance, for $764,675 in cash. The sale resulted in a pretax gain of $320,192. American was an inactive company (see Note 16). Except for the effects of the gain, the sale did not have a significant impact on the Company's operating results.

      In November 1998, the Company completed the sale of its insurance business previously conducted by its wholly-owned subsidiary, Arista, to The Guardian Life Insurance Company of America ("The Guardian") for cash plus the assumption of related assets and liabilities. The sale resulted in a net gain of $838,171, net of taxes of $530,719. The net assets of the discontinued operations at September 30, 1998 have been segregated in the consolidated balance sheet. The summary of operating results of the discontinued operations excluding the gain on disposal, is as follows:


                                    Three Months Ended              Nine Months Ended
                                       September 30,                  September 30,
                                   1997           1998            1997            1998
                              ------------    ------------    ------------    ------------
Gross premiums earned         $  5,475,359    $    281,000    $ 16,471,370    $  9,792,264
Ceded premiums earned            2,737,680            --         8,235,685       4,630,632
                              ------------    ------------    ------------    ------------
  Net premiums earned            2,737,629         281,000       8,235,685       5,161,632
                              ------------    ------------    ------------    ------------
Underwriting expenses            3,485,032        (141,424)      9,424,406       4,839,236
Ceded underwriting expenses      1,742,516        (128,166)      4,712,203       2,362,164
                              ------------    ------------    ------------    ------------
                                 1,742,516         (13,258)      4,712,203       2,477,072
                              ------------    ------------    ------------    ------------
Gross commissions incurred         979,502          77,844       3,056,620       1,965,300
Gross commissions ceded            906,190          56,351       3,255,823       1,538,787
                              ------------    ------------    ------------    ------------
                                    73,312          21,493        (199,203)        426,513
                              ------------    ------------    ------------    ------------


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

3.    SALE OF ASSETS (Continued)


                                            Three Months Ended         Nine Months Ended
                                               September 30,             September 30,
                                        ------------------------   -------------------------
                                            1997          1998        1997          1998
                                        -----------    ---------   -----------   -----------
                                        $ 1,815,828    $   8,235   $ 4,513,000   $ 2,903,585
General and administrative expense          900,297         --       3,042,146     2,272,616
                                        -----------    ---------   -----------   -----------
  Total expenses                          2,716,125        8,235     7,555,146     5,176,201
                                        -----------    ---------   -----------   -----------
Profit (loss) from discontinued
    operations, before tax                   21,554      272,765       680,539       (14,569)
Tax provision (benefit)                      60,925      106,378       436,675        (5,682)
                                        -----------    ---------   -----------   -----------
Net income (loss) from discontinued
    operations, net of tax              $   (39,371)   $ 166,387   $   243,864   $    (8,887)
                                        -----------    ---------   -----------   -----------
                                        -----------    ---------   -----------   -----------


4.    TRANSACTIONS WITH RELATED PARTIES

      Agents

      Bernard Kooper ("Kooper"), Chairman of the Board of the Company and Arista, and owner of 10.4% in 1995 and 19.1% in 1996 and 20.4% in 1997 of the Company's outstanding Class A common stock, and 100% of the Company's Class B common stock, is one of the more than 390 general agents under contract with Arista. Gross earned premiums from policies placed by Kooper's agency, Bernard Kooper Life Agency, Inc. (the "Agency") aggregated $1,297,784, $1,254,143, and $1,258,156 for the years ended December 31, 1995, 1996 and 1997, respectively. The Agency received approximately $224,000, $223,000 and $227,000 in commissions from Arista during 1995, 1996 and 1997, respectively, for premiums on policies placed with Arista. Such premiums represented approximately 5.0%, 5.4% and 6.1%, respectively, of the consolidated gross premiums earned during the years ended December 31, 1995, 1996 and 1997. The Agency, in turn, paid approximately $143,000, $159,000 and $131,000 during 1995, 1996 and 1997, respectively, to other brokers, including approximately $23,000, $26,000 and $26,000, respectively, to brokers who are members of the Board of Directors of Arista. Commissions payable to the related agencies at December 31, 1995, 1996 and 1997 were $11,271, $13,268 and $13,960, respectively.

      Employment Agreements

      The Company and Arista have employment agreements with Kooper and Stanley Mandel ("Mandel") which expire in February 2001 as described in Note 8a.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)


4.    TRANSACTIONS WITH RELATED PARTIES (Continued)

      Consulting Agreements

      Arista had a consulting agreement from May 1993 through September 1993 with an entity principally owned by a director of both Arista and the Company. The Company paid $12,000 in 1995 and $30,000 in 1996, to this entity. In July 1993 Arista entered into an agreement with a consultant for specified services to be performed for a fee of $500 per week. The consultant became a director of Arista in October 1994. Arista paid $26,000 per year under this agreement in 1995, 1996 and 1997.

      Secured Promissory Note

      In June 1996 Kooper exercised a warrant granted in 1986 to acquire 365,000 shares of the Company's Class A common stock. In payment for the shares, Kooper paid $11,000 in cash and issued his secured promissory note (the "Note") to the Company for $500,000. Such Note bears interest at the one-year London Interbank Offered Rate ("LIBOR") plus 1.25% and is adjusted on the first day of every October, January, April and July commencing October 1, 1996. The terms of the Note provide for quarterly payments of interest only at the above determined rate. The principal balance outstanding and accrued but unpaid interest are due and payable on June 14, 2001. The Note will be canceled and extinguished if the Company exercises the option to obtain Kooper's 47,400 shares of Class B common stock (see Note 9). The Note is secured by the 365,000 shares of Class A common stock.

      Salary Advances

      At December 31, 1996 and 1997, salary advances to an officer and director of Arista aggregated $81,000 and $222,750, respectively. Salary advances are limited to one year's compensation and are non-interest bearing.


5.    CLAIMS LIABILITIES

      Unpaid claims liabilities include insured claims and claim adjustment expenses. Changes in unpaid claims liabilities for the years ended December 31, 1996 and 1997 and for the nine months ended September 30, 1998 were as follows:


                                                   1996          1997            1998
                                              ------------   ------------    -----------
          Balance at beginning of period      $  4,526,316   $  4,351,500    $ 3,391,950
             Less reinsurance recoverables       2,263,158      2,175,750      1,695,975
                                              ------------   ------------    -----------
                  Net claims liabilities         2,263,158      2,175,750      1,695,975
                                              ------------   ------------    -----------
          Claims incurred:
             Current year                       15,007,646     12,939,875      4,911,562
             Prior years                           280,664       (727,181)        69,098
                                              ------------   ------------    -----------
                  Total claims incurred         15,288,310     12,212,694      4,980,660
                                              ------------   ------------    -----------



                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)


5.    CLAIMS LIABILITIES (Continued)


                                                  1996           1997           1998
                                              ------------    -----------    -----------
          Claims paid:
             Current year                     $ 10,656,146    $ 9,875,609    $ 3,656,237
             Prior years                         4,806,980      3,296,635      3,020,398
                                              ------------    -----------    -----------
                  Total claims paid            115,463,126     13,172,244      6,676,635
                                              ------------    -----------    -----------
          Balance at end of period:
             Net claims liabilities              2,175,750      1,695,975           --
             Plus reinsurance recoverables       2,175,750      1,695,975           --
                                              ------------    -----------    -----------
                  Total liability             $  4,351,500    $ 3,391,950    $      --
                                              ------------    -----------    -----------
                                              ------------    -----------    -----------


6.    SURPLUS NOTE AND WARRANT

      On December 29, 1995 Arista issued a $3,000,000 surplus note (the "Note") to The Cologne Life Underwriting Management Company ("CLUMCO") in conjunction with an assumption reinsurance agreement which became effective retroactive to October 1, 1995 (see Note 13). The Note bears interest at 10.5% per annum and provides for interest only payable for the first and second year with the principal to be repaid one-eighth each year from the third to the tenth year, from the date of closing. Repayments of principal and interest can only be made out of any free and divisible surplus of Arista, and are each subject to the prior approval of the Superintendent of Insurance of the State of New York, if in his judgment, the financial condition of Arista warrants such payments. If the principal and interest are not repaid in full at the end of ten years, the Note renews annually for additional one-year terms until the principal and interest are repaid. Interest expense for the years ended December 31, 1996 and 1997 totaled $315,000 and $348,075, respectively.

      In connection with the issuance of the Note, and as an inducement to enter into the transaction with Arista, the Company issued a warrant certificate to purchase 150,000 shares (subject to adjustment for stock dividends or stock splits and prepayment of the Note) of its Class A common stock to CLUMCO. The certificate is exercisable after October 1996 at an exercise price of $3.50 per share and expires in December 2005. The aggregate value of the warrant of $150,000, based on an independent appraisal of $1.00 per underlying share, has been reflected in stockholders' equity with the corresponding discount charged to surplus note discount. The discount is being amortized to operations over the option period of 10 years using the straight-line method. Amortization was $15,000 for each of the years ended December 31, 1996 and 1997.

      In the event of liquidation of Arista, repayment of the balance of the Note and accrued interest thereon shall be paid out of any assets remaining after the payment of all policy obligations and all other liabilities, but before distribution of assets to stockholders. In the event of a Corporate Event (see Note 8a), the balance of the Note and accrued interest thereon is to be paid on demand prior to closing of such sale provided, however, that any such payment or repayment shall be paid out of the free and divisible surplus of Arista, and with the prior approval of the Superintendent of Insurance of the State of New York, if in his judgment, the financial condition of Arista merits it.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

7.    LEASE COMMITMENTS

      Pursuant to a sublease agreement between the Company and Arista, Arista reimbursed the Company for 80.26% of the Company's lease obligations through May 31, 1995, and 97.90% thereafter. Under an agreement effective January 1, 1993, the Company paid monthly rent at an annual base rate of $141,696 until a new lease was executed. On January 9, 1995, the Company entered into a five-year lease for its new principal executive office space, effective June 1, 1995. The lease requires monthly base rental payments of $16,925 plus utilities and a proportionate share of various operating expenses. The Company rents additional storage space on a month-to-month basis.

      The minimum rental commitments under the operating leases for office space for the remaining three-year period ending May 31, 2000 are as follows:


                    1998                          $  218,636
                    1999                             228,450
                    2000                              96,892
                                                  ----------
                                                  $  543,978
                                                  ----------
                                                  ----------



      The Company has the option to terminate the lease provided it notifies the landlord ninety (90) days prior to the termination date, and reimburses the landlord for the unamortized portion of the landlord's contribution of approximately $200,000 for leasehold improvements.

      Under a separate sublease, the Company was reimbursed by The Saltzman/Kooper Agency, Inc., an affiliate controlled by a director of the Company, for a percentage (16.45%) of the lease costs. The sublease arrangement expired May 31, 1995.

      Consolidated rent expense, net of sublease income of approximately $11,000 in 1995, was $205,080 in 1995, $252,171 in 1996 and $249,973 in 1997.

      In December 1990 American entered into a five-year noncancellable lease agreement which called for an effective annual base rent of $44,866 plus utilities and cost of living adjustments. In December 1991 American abandoned this space and entered into an agreement which would release it from future obligations under the lease, if certain conditions specified in the agreement were met. These conditions were not met. The financial statements have not been adjusted for the effect of these events.


8.    COMMITMENTS AND CONTINGENCIES

      (a)   Employment Agreements

      In July 1994, Arista entered into a five-year employment agreement with a vice president which provides for annual compensation of $125,000, annual reimbursement of automobile expenses up to $6,000 and a nonaccountable expense allowance of up to $3,600 per annum. In addition, Arista may, but is not obligated to, pay a year-end bonus as may be determined by the Board of Directors of Arista. The agreement provides that in the event of termination of the agreement by Arista, Arista would provide severance pay in an amount ranging from 60% to 100% of annual compensation of the vice president. The agreement also provides for a one-year covenant not to compete predicated upon the payment of $75,000 by Arista.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

8.    COMMITMENTS AND CONTINGENCIES (Continued)

      (a)   Employment Agreements (Continued)

      Kooper and the Company have entered into an employment contract (the "Kooper Agreement") which expires in February, 2001 and provides for an annual base salary of $150,000.

      Arista and Mandel have entered into an employment contract (the "Mandel Agreement") which expires in February, 2001 and provides for an annual base salary of $208,750 in each of the eight years plus annual reimbursement of automobile expenses up to $9,000 and a nonaccountable expense allowance of up to $5,000 per annum.

      The Kooper and Mandel Agreements provide that, in the event of a consolidation, merger or sale of all or substantially all of the assets of the Company or Arista (a "Corporate Event") the employment agreements will terminate, and upon such termination, Kooper and Mandel shall each be entitled to receive a lump sum payout. The payout would be the maximum amount that would not trigger the excise tax payable in the event of an "excess parachute payment," as such term is defined in the Internal Revenue Code of 1986, as amended. In addition, Arista and the Company have also provided split-dollar life insurance policies in which both Kooper and Mandel participate. Under these agreements, the Company and Arista will pay the premiums on these policies for a period of time specified in each agreement, on behalf of Kooper and Mandel. The premium payments are to be treated as loans to both Kooper and Mandel and are collateralized by the underlying policy. Insurance loans to Kooper and Mandel aggregated $168,372 and $212,563 at December 31, 1996 and 1997, respectively, and are included in receivables from related parties in the accompanying balance sheets. Additionally, Kooper and Mandel have the right to receive a lump sum retirement benefit equal to the amount of premiums paid by Arista and the Company attributable to the cumulative increase in cash value of the policies during the specified period of the policies. Each of Kooper's and Mandel's employment agreements provides that, upon the occurrence of a Corporate Event, the Company and Arista must pay to the insurance carrier such sums so as to render as "paid up" the split-dollar life insurance policies provided to each of Kooper and Mandel under their respective employment agreements. At December 31, 1996 and 1997 the estimated amounts needed to render these policies as paid up are approximately $176,000 and $128,500, respectively.

      (b)   Uninsured Risk

      At December 31, 1996 and 1997 cash and equivalents on deposit with financial institutions exceeded federal deposit insurance coverage by approximately $2,108,613 and $4,045,970, respectively.

      (c)   Policy Acquisitions

      Arista incurred costs under various agreements it entered into to acquire the right to offer New York State statutory disability benefits coverage to former policyholders of other disability carriers. The costs included professional fees and finder's fees as well as fees paid directly to the former disability carriers for such rights which have been capitalized and are being amortized on the straight-line basis over five to seven years. Such costs amounted to $62,389 and $14,036 for the years ended December 31, 1996 and 1995, respectively. Amortization of deferred acquisition costs charged to operations for all acquisitions were $323,202, $332,633 and $319,775 for the years ended December 31, 1995, 1996 and 1997, respectively. Accumulated amortization was $1,540,746 and $1,860,521 at December 31, 1996 and 1997, respectively.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                  (Information as of September 30, 1998 and for
                    the Nine Months Then Ended Is Unaudited)

8.    COMMITMENTS AND CONTINGENCIES (Continued)

      (c)   Policy Acquisitions (Continued)

      American Life Insurance Company of New York. Effective July 1, 1993, Arista acquired the right to offer New York State statutory disability benefits coverage to policyholders previously covered by the American Life Insurance Company of New York under the terms of an assumption reinsurance treaty dated August 30, 1993. In consideration for this right, Arista paid a fee based on premiums earned and collected during the two-year period ended June 30, 1994. During 1995, Arista paid $14,383, and at December 31, 1995, $28 was accrued under this arrangement.

      NALIC and Aetna. Effective January 1, 1994 Arista acquired the entire book of New York State statutory disability benefit insurance previously written by The North Atlantic Life Insurance Company of America ("NALIC") and on April 1, 1994, acquired under the terms of an assumption reinsurance treaty dated February 10, 1994, the entire book of New York State statutory nonexperience-rated state cash sickness disability insurance previously written by Aetna Life Insurance Company ("Aetna"). NALIC, with whom Arista, through December 31, 1993, had a third party administrative agreement, received a fee based on premiums paid and earned for the period January 1, 1994 through December 31, 1994. During 1995 Arista paid $23,712 and at December 31, 1995, $924 was accrued under this arrangement. Aetna received a fee based on annualized premiums in force at March 31, 1994 and on premiums paid and earned for the period April 1, 1994 through March 31, 1995. During 1995 and 1996 Arista incurred costs of $241,951 and $7,102, respectively, and at December 31, 1995, $7,102 was accrued under this arrangement.

      American Medical and Life. Effective October 1, 1994, Arista entered into an indemnity reinsurance agreement with American Medical and Life Insurance Company ("American Med") dated December 29, 1994 wherein Arista assumed the book of New York State statutory disability insurance that was ceded by American Med. In addition, effective January 1, 1995, Arista, through an assumption reinsurance treaty, acquired the book of New York State statutory disability insurance that had been previously ceded by American Med. American Med received a fee based on premiums paid which were earned during the year ended September 30, 1994 and received a fee based on premiums paid which were earned for the period January 1, 1995 through June 30, 1996. During 1995 and 1996 Arista incurred acquisition costs of $121,850 and $170,831, respectively, and at December 31, 1996 and 1997, $5,000 and $4,411, respectively, was accrued under this arrangement.

      Cologne Life Reinsurance Company. Effective October 1, 1995, in conjunction with a Surplus Note Agreement between Arista and CLUMCO (see Note
6), Arista and Cologne Life Reinsurance Company ("The Cologne") entered into a quota-share assumption reinsurance agreement under which Arista will cede to The Cologne 50% of its New York State statutory disability insurance in force as of October 1, 1995 as well as any new business written or acquired after October 1, 1995 (see Note 8(e)). In March 1998, Arista terminated this agreement with The Cologne and entered into a similar reinsurance agreement with The Guardian Life Insurance Company of America ("The Guardian").

      Insurance Company of Greater New York and Greater New York Mutual Insurance Company. In April 1996 Arista entered into an agreement with the Insurance Company of Greater New York and Greater New York Mutual Insurance Company (the "Ceding Group") which provided that effective April 1, 1996, Arista assumed the Ceding Group's New York State statutory disability business and issued assumption certificates to the policyholders of the Ceding Group. The agreement calls for Arista to pay a fee based on premiums received which will be earned during the year ending March 31, 1997. The acquisition has been accounted for under the purchase method of accounting. During 1996 Arista incurred acquisition costs of $62,325, and at December 31, 1996 and 1997, $23,132 and $9,096, respectively, was receivable from the Ceding Group under this arrangement.


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

8.       COMMITMENTS AND CONTINGENCIES (Continued)

         (d)      Other Matters

                    (1) Effective July 1, 1993, Arista entered into an agreement to perform certain administrative services for The Guardian. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

                    (2) Effective January 1, 1995, Arista entered into an agreement to perform certain administrative services for the United States Life Insurance Company in the City of New York, a competitor in the business of writing statutory disability benefits insurance. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

                    (3) Effective April 1, 1995, the Company entered into an agreement to perform certain administrative services for the American Bankers Insurance Company of Florida. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

                    (4) Effective March 1, 1996, Arista entered into an agreement to perform certain administrative services for Hartford Life and Accident Insurance Company's ("Hartford") Temporary Disability Insurance ("TDI") policies. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

         (e)      Reinsurance

                  As discussed in Note 13, the Company is contingently liable with respect to reinsurance ceded to The Cologne which would become a liability to Arista in the event of default of The Cologne under the reinsurance agreements.

                  Effective April 1, 1994 Arista entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") wherein Arista assumed Hawaii's TDI group policies ceded by Allianz during 1994. This agreement was terminated by Allianz on February 29, 1996. Reinsurance transactions for the years ended December 31, 1995, 1996 and 1997 were as follows:

                                            Gross         Ceded          Net
                                            Amount        Amount        Amount
                                        ------------   -----------    ----------
        1995
          Premium receivable            $    345,000   $   172,500    $  172,500
          Claims liabilities            $    160,000   $    80,000    $   80,000
          Unearned premiums             $     27,360   $    13,680    $   13,680


                                                               (Continued)
                                      F-21

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)



8.   COMMITMENTS AND CONTINGENCIES (Continued)

  (e)   Reinsurance (Continued)

                                             Gross          Ceded              Net
                                            Amount         Amount            Amount
                                        ------------     -----------       ----------
        1996
          Premium receivable            $     -          $      -           $     -
          Claims liabilities            $     -          $      -           $     -
          Unearned premiums             $     -          $      -           $     -

        1997
          Premium receivable            $     -          $      -           $     -
          Claims liabilities            $     -          $      -           $     -
          Unearned premiums             $     -          $      -           $     -

          Effective March 1, 1996 Arista ceded its entire assumption reinsurance book of TDI to Hartford. Arista will receive a fee based on four percent (4%) of earned and collected premiums generated by this book of business for each of the next four years. At December 31, 1997 Arista estimates that it will receive approximately $49,400 under the agreement. To date Arista has collected $35,000 under the agreement.


9.   STOCK OPTIONS AND WARRANTS

     Transactions involving stock options and warrants in each of the years ended December 31, 1995, 1996 and 1997 are summarized below:




                                                 Incentive                  Non-qualified
                                               Stock Options                Stock Options                  Warrants
                                        --------------------------   -------------------------   --------------------------
                                                        Aggregate                Aggregate                     Aggregate
                                          Shares         amount        Shares    amount           Shares(1)    amount
  Options and warrants outstanding:
     January 1, 1992                      296,400    $     467,098      17,600   $      24,640      450,000    $    919,000
        1992 Expired                            -                -           -               -      (85,000)       (408,000)
        1992 Surrendered                   (1,000)          (2,625)          -               -            -               -
                                        ---------    -------------   ---------   -------------   ----------    ------------
     December 31, 1992, 1993
       and 1994                           295,400          464,473      17,600          24,640      365,000         511,000
        1995 Issued (Note 6)                    -                -           -               -      150,000         525,000
        1995 Expired                      (10,000)         (21,250)          -               -            -               -
                                        ---------    -------------   ---------   -------------   ----------    ------------
     December 31, 1995                    285,400          443,223      17,600          24,640      515,000       1,036,000
        1996 Exercised                   (256,900)        (359,660)    (17,600)        (24,640)    (365,000)       (511,000)
                                        ---------    -------------   ---------   -------------   ----------    ------------
     December 31, 1996                     28,500           83,563           -               -      150,000         525,000
        1997 Expired                      (28,500)         (83,563)          -               -            -               -
                                        ---------    -------------   ---------   -------------   ----------    ------------
     December 31, 1997                          -    $           -           -   $           -      150,000    $    525,000
                                        =========    =============   =========   =============   ==========    ============

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)





9.   STOCK OPTIONS AND WARRANTS (Continued)

     (1) Warrants to purchase 365,000 shares of Class A common stock at an exercise price of $1.40 per share were granted to Kooper in 1986. Warrants to purchase 85,000 shares of Class A common stock at an exercise price of $4.80 per share were granted to the underwriter in connection with the IPO. Warrants to purchase 150,000 shares of Class A common stock at an exercise price of $3.50 per share were granted to CLUMCO in December 1995, in connection with the issuance of a Surplus Note (see Note 6) and a new reinsurance agreement with Arista (see Notes 8 and 13), in October 1995. In June 1996 warrants to purchase 365,000 shares and options to purchase 274,500 shares of Class A common stock at $1.40 per share were exercised by Kooper, Mandel, an officer of the Company, and two officers of Arista.

     1985 Plan

        The 1985 Incentive Stock Option Plan (the "1985 Plan") provides for the grant of options, until May 14, 1995 (as amended), to purchase up to 200,000 shares of the Company's Class A common stock by key employees of the Company upon terms and conditions determined by the Board of Directors of the Company (the "Board"). Such options are exercisable over a five-year period, beginning two years from the date of grant, subject to certain limited exceptions, at a price not less than 100% of the fair market value at the time the option is granted or, in the case of an incentive stock option granted to a stockholder owning more than 10% of the shares of the Company's common stock at a price not less than 110% of the fair market value at the date of grant. In June 1986, the 1985 Plan was amended to increase the exercise period to ten years in the case of an incentive stock option granted to a stockholder owning less than 10% of the Company's common stock, and to permit the exercise of options at the date of grant. In June 1996 options to purchase 198,500 shares were exercised at $1.40 per share which resulted in additional compensation expense to the Company for the year ended December 31, 1996.

     1986 Plan

        The 1986 Incentive Stock Option Plan (the "1986 Plan") provides for the grant of options, until November 15, 1997, to purchase up to 86,900 shares of the Company's Class A common stock. In June 1996 options to purchase 58,400 shares were exercised at $1.40 per share. Ten thousand options granted on June 24, 1987 expired on June 23, 1997, and 18,500 options granted on November 16, 1987 expired on November 15, 1997. The 1986 Plan is similar in all other respects to the 1985 Plan, as amended.

     Other

        During June 1986, the Board granted to Kooper a warrant to purchase 365,000 shares of Class A common stock at an exercise price of $1.40 per share, exercisable over a ten-year period ending June 15, 1996. In connection therewith, a non-qualified stock option previously granted to Kooper in 1978 was surrendered. Also in June 1986, the Board granted to Mandel an option under the Company's non-qualified plan to purchase 17,600 shares of Class A common stock at an exercise price of $1.40 per share, exercisable within a ten-year period following the date of grant. In June 1996, warrants to purchase 365,000 shares of Class A common stock were exercised at $1.40 per share, which resulted in additional compensation expense to the Company for the year ended December 31, 1996.


                                                               (Continued)
                                      F-23

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)



9.   STOCK OPTIONS AND WARRANTS (Continued)

     Other (Continued)

        The Company granted CLUMCO a warrant exercisable commencing in October 1996, for the purchase of up to 150,000 shares of the Company's Class A common stock at an exercise price of $3.50 per share, exercisable over a ten-year period ending in December 2005, subject to certain conditions (see Note 6).


10.  STOCKHOLDERS' EQUITY

     All shares of Class A and Class B common stock issued have equal rights and privileges except that a holder of Class B shares has the additional right to elect a majority of the Board. Additionally, the Class B common stock is convertible at the option of the holder at any time, into an equal number of shares of Class A common stock. All shares of Class B common stock automatically convert into an equal number of shares of Class A common stock if Kooper sells, transfers, or in any manner conveys, one or more shares of Class B common stock, or upon his death, whichever is earlier.

     In November 1987, the Company purchased 10,000 shares of Class A common stock at a cost of $26,740, which are being held in treasury.

     In June 1996, Kooper and the Company entered into an agreement under which the Company obtained an option to acquire the 47,400 issued and outstanding shares of Class B common stock held by Kooper. The option is exercisable by a vote of the majority of Class A directors and by delivering to Kooper, at the Company's option, either 47,400 shares of Class A common stock, or cash equal to the fair market value of 47,400 shares of Class A common stock at the date of exercise plus the cancellation and extinguishment of his secured promissory note (see Note 4) upon payment of all accrued but unpaid interest. The option expires on June 14, 2001 or terminates upon Kooper's death.

     At December 31, 1996 and 1997, 225,900 and 197,400 shares, respectively, of Class A common stock were reserved for conversion of Class B common stock and for the exercise of stock warrants outstanding.

     In April 1996, as authorized by Arista's Board, Arista paid a dividend of $111,684 to the Company.


                                                               (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)


11.      INCOME TAXES

         At December 31, 1996 and 1997, deferred tax assets aggregated $1,529,758 (including NOL carryforward of $554,838), $1,460,170 (including NOL carryforward of $405,089), respectively, and deferred tax liability aggregated $1,608,087 and $1,737,941, respectively, as follows:



                                                               1996              1997
                                                          --------------    ---------
     Deferred tax asset:
        Commissions payable                               $      281,713    $      366,239
        Investment in securities                                   9,832            22,588
        Reinsurance                                              679,876           656,974
        Other assets                                               3,499             9,280
        Accounts payable and accrued expenses                          -                 -
        Loss carryforward                                        554,838           405,089
                                                          --------------    --------------
          Total deferred tax asset                             1,529,758         1,460,170
                                                          --------------    --------------
     Deferred tax liability:
        Deferred acquisition costs                               308,153           188,915
        Other assets                                                   -           153,785
        Claims liabilities                                       156,488           172,965
        Reinsurance due                                        1,118,078         1,161,478
        Accounts payable and accrued expenses                     25,368            60,798
                                                          --------------    --------------
          Total deferred tax liability                         1,608,087         1,737,941
                                                          --------------    --------------
          Net deferred tax liability                      $       78,329    $      277,771
                                                          --------------    --------------
                                                          --------------    --------------


     The following is a reconciliation of the statutory U.S. Federal income tax rate to the effective tax rate as reflected in the accompanying consolidated statements of operations:



                                                  1995                         1996                        1997
                                         --------------------------  ---------------------------   -----------------------
                                                         Percentage                   Percentage                Percentage
                                                         of pretax                    of pretax                 of pretax
                                           Amount        income         Amount        income           Amount     income
                                         ---------        -----      -----------      -------       ---------      ------
Income (loss) before income taxes
 from continuing operations              $ 151,480                   $(1,649,525)                  $ 493,068
                                         ---------                   -----------                   ---------
                                         ---------                   -----------                   ---------
Tax provision (benefit) at statutory rates $ 51,503          34.0    $(560,839)         (34.0)     $167,643           34.0
Increase in income taxes resulting from:
 Discontinued operations                   131,778           87.0              -          -                -           -
 State franchise and local taxes,
    net of federal benefit                  41,397           27.3         46,615          2.8        218,976          44.4
 Other                                           -            -           40,562          2.5          6,129           1.2
                                         ---------        -----      -----------      -------      ---------        ------

Income tax provision (benefit)           $ 224,678          148.3    $  (473,662)       (28.7)     $ 392,748          79.6
                                         ---------        -----      -----------      -------      ---------        ------
                                         ---------        -----      -----------      -------      ---------        ------


                                                               (Continued)
                                      F-25

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)




11.  INCOME TAXES (Continued)

     The provision (benefit) for income taxes consists of the following for the years ended December 31, 1995, 1996 and 1997:



                                                              1995             1996              1997
                                                         --------------   --------------    ---------
     Currently payable (benefit):
        Federal                                          $     (208,709)  $            -    $      130,550
        State and local                                          90,000           70,436           212,505
                                                         --------------   --------------    --------------

                                                               (118,709)          70,436           343,055
                                                         --------------   --------------    --------------
     Deferred tax asset:
        Beginning of period                                     (11,476)      (1,025,739)         (974,920)
        End of period                                        (1,025,739)        (974,920)       (1,055,081)
                                                         --------------   --------------    --------------

          Net change                                         (1,014,263)          50,819           (80,161)
                                                         --------------   --------------    --------------

     Deferred tax liability:
        Beginning of period                                     290,516        1,648,166         1,608,087
        End of period                                         1,648,166        1,608,087         1,737,941
                                                         --------------   --------------    --------------

          Net change                                          1,357,650          (40,079)          129,854
                                                         --------------   --------------    --------------

          Net deferred tax effect                               343,387           10,740            49,693
                                                         --------------   --------------    --------------

          Income tax provision before NOL benefit               224,678           81,176           392,748

     Net operating loss benefit                                       -         (554,838)                -
                                                         --------------   --------------    --------------

          Net income tax provision (benefit)             $      224,678   $     (473,662)   $      392,748
                                                         --------------   --------------    --------------
                                                         --------------   --------------    --------------

12.  NET INCOME (LOSS) PER COMMON SHARE

        The following table reconciles the income (loss) and the weighted average shares used in the net income (loss) per common share calculation for the years ended December 31, 1995, 1996 and 1997, respectively.


                                                               (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)



12.      NET INCOME (LOSS) PER COMMON SHARE (Continued)


                                                              Income                            Per Share
                                                              (Loss)            Shares           Amount
                                                          --------------     -----------        -----------
     Year Ended December 31, 1995:
        Basic EPS - previously reported                   $      256,523       2,251,400        $      0.11
        Effects of restatement to comply
          with FASB Statement No. 128                                  -        (273,400)              0.02
                                                          --------------     -----------        -----------
        Basic EPS - as restated                                  256,523       1,978,000               0.13
        Effects of dilutive securities(1):
          Options outstanding                                          -         129,409              (0.01)
          Warrants outstanding                                         -         171,878              (0.01)
                                                          --------------     -----------        -----------
        Diluted EPS                                       $      256,523       2,279,287        $      0.11
                                                          --------------     -----------        -----------
                                                          --------------     -----------        -----------
     Year Ended December 31, 1996:
        Basic EPS - previously reported                   $   (1,175,863)      2,617,500        $     (0.45)
        Effects of restatement to comply with
          FASB Statement No. 128                                       -        (319,750)             (0.06)
                                                          --------------     -----------        -----------
        Basic EPS - as restated                               (1,175,863)      2,297,750              (0.51)
        Effects of dilutive securities: None(2)                        -               -               -
                                                          --------------     -----------        -----------
        Diluted EPS                                       $   (1,175,863)      2,297,750        $     (0.51)
                                                          --------------     -----------        -----------
                                                          --------------     -----------        -----------
     Year Ended December 31, 1997:
        Basic EPS                                         $      100,320       2,617,500        $      0.04
        Effects of dilutive securities:  None(3)                       -               -               -
                                                          --------------     -----------        -----------
        Diluted EPS                                       $      100,320       2,617,500        $      0.04
                                                          --------------     -----------        -----------
                                                          --------------     -----------        -----------


     (1) Options to purchase 10,000 shares of Class A common stocks and warrants to purchase 150,000 shares of Class A common stock were not included in computing diluted EPS, because their exercise price exceeded the average market price during 1995.

     (2) Options to purchase 28,500 shares of Class A common stock and warrants to purchase 150,000 shares of Class A common stock were not included in diluted EPS, because their exercise price exceeded the average market price during 1996.

     (3) Warrants to purchase 150,000 shares of Class A common stock were not included in computing diluted EPS, because their exercise price exceeded the average market price during 1997.


                                                               (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)



13.      REINSURANCE

         Effective October 1, 1993, Arista entered into a new agreement (the "Agreement") with Harbourton whereby Arista agreed to cede by way of reinsurance, a 50% quota share of Arista's liability with respect to the insurance business written to policyholders. In 1994 and 1995 Harbourton received a fee based on premiums ceded. The Agreement was terminated on September 30, 1995.

         Effective October 1, 1995, Arista entered into a reinsurance agreement with The Cologne (see Notes 6 and 8) whereby Arista ceded by way of reinsurance, a 50% quota share participation in Arista's insurance business, both for policies in force as of October 1, 1995 and for all new insurance business written or acquired on or after October 1, 1995. The agreement calls for Arista to pay to The Cologne its proportionate share of the gross premium written less a provisional ceding commission of 25%, which includes premium tax, less The Cologne's proportionate share of the gross losses applicable to this business. The provisional ceding commission will be adjusted quarterly. At December 31, 1996 and 1997, $93,121 and $158,721, respectively, were accrued by Arista under this agreement. The agreement allows Arista an annual profit commission of 2% of gross earned premiums ceded to The Cologne, if a certain loss ratio is achieved. The agreement shall remain in force indefinitely, subject to cancellation by The Cologne upon 90 days notice and subject to cancellation by Arista five years after full repayment of the Surplus Note (Note 6) and upon 90 days prior notice. (Also see Note 8.)

         Ceded transactions for the years ended December 31, 1995, 1996 and 1997 were as follows:



                                                           Gross             Ceded             Net
                                                          Amount            Amount           Amount
                                                      --------------    --------------   --------------
     1995
        Premium receivable                            $    5,131,705    $    2,565,852   $    2,565,853
        Claims liabilities                            $    4,526,315    $    2,263,157   $    2,263,158
        Unearned premiums                             $    1,328,210    $      664,105   $      664,105
        Commissions payable                           $      942,478    $      361,410   $    1,303,888
     1996
        Premium receivable                            $    4,304,200    $    2,152,100   $    2,152,100
        Claims liabilities                            $    4,351,500    $    2,175,750   $    2,175,750
        Unearned premiums                             $    1,397,380    $      698,690   $      698,690
        Commissions payable                           $      766,575    $      722,340   $    1,488,915
     1997
        Premium receivable                            $    2,978,600    $    1,489,300   $    1,489,300
        Claims liabilities                            $    3,391,950    $    1,695,975   $    1,695,975
        Unearned premiums                             $    1,464,800    $      732,400   $      732,400
        Commissions payable                           $      729,912    $      355,900   $    1,085,812


     A contingent liability exists with respect to reinsurance ceded which would become a liability of Arista and the Company in the event that The Cologne is unable to meet the obligations assumed under the reinsurance agreement.


                                                               (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

14.      INVESTMENTS

                  Investments at December 31, 1996 and 1997 and at September 30, 1998 consisted of the following types:

                                                                1996             1997              1998
                                                                ----             ----              ----
            Held-to-maturity securities                    $    2,696,220   $    2,630,453    $    2,621,165
            Available-for-sale securities                          56,920            9,250             7,104
            Trading securities                                        319               85               366
                                                           --------------   --------------    --------------
                                                           $    2,753,459   $    2,639,788    $    2,628,635
                                                           --------------   --------------    --------------
                                                           --------------   --------------    --------------

         Trading securities are adjusted to fair value and carried in the accompanying financial statements. The aggregate fair value, gross unrealized holding gains, gross unrealized holding losses, and amortized cost for available-for-sale and held-to-maturity securities by major security type at December 31, 1996 and 1997 are as follows:

                                                                                Available-for-sale securities
                                                            --------------------------------------------------------------------
                                                                                    Gross            Gross
                                                                Amortized        Unrealized       Unrealized           Fair
                                                                  Cost              Gains           Losses             Value
                                                                ---------        ----------       ----------           -----
         December 31, 1996:
            Redeemable preferred securities                  $       84,149    $            -   $       27,229    $       56,920
                                                             --------------    -------------    --------------    --------------
                                                             $       84,149    $            -   $       27,229    $       56,920
                                                             --------------    -------------    --------------    --------------
                                                             --------------    -------------    --------------    --------------
         December 31, 1997:
            Redeemable preferred securities                  $       31,524    $            -   $       22,274    $        9,250
                                                             --------------    --------------   --------------    --------------
                                                             $       31,524    $            -   $       22,274    $        9,250
                                                             --------------    -------------    --------------    --------------
                                                             --------------    -------------    --------------    --------------

                                                                                 Held-to-maturity securities
                                                             -------------------------------------------------------------------
                                                                                    Gross            Gross
                                                                Amortized        Unrealized       Unrealized           Fair
                                                                  Cost              Gains           Losses             Value
                                                                ---------        ----------       ----------           -----
         December 31, 1996:
            Corporate debt securities                        $       53,601    $            -   $        4,601    $       49,000
            U.S. Treasury securities                              2,642,619             9,959           51,368         2,601,210
                                                             --------------    --------------   --------------    --------------
                                                             $    2,696,220    $        9,959   $       55,969    $    2,650,210
                                                             --------------    --------------   --------------    --------------
                                                             --------------    --------------   --------------    --------------
         December 31, 1997:
            U.S. Treasury securities                         $    2,630,453    $        8,373   $        5,922    $    2,632,904
                                                             --------------    --------------   --------------    --------------
                                                             $    2,630,453    $        8,373   $        5,922    $    2,632,904
                                                             --------------    --------------   --------------    --------------
                                                             --------------    --------------   --------------    --------------

         Pursuant to New York State insurance regulations, Arista maintains a mandatory trust fund with the Bank of New York containing U.S. Treasury securities and money market accounts with a carrying value of approximately $2,547,000 at December 31, 1996 and 1997.

                                                                  (Continued)
                                      F-29

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

14.    INVESTMENTS (Continued)

                                Investment Income

     Net investment income for the years ended 1995, 1996 and 1997 and for the nine months ended September 30, 1998 consisted of the following:

                                                                  1995              1996             1997              1998
                                                                  ----              ----             ----              ----
       Interest and dividends:
         Bonds and long-term investments                     $      174,156    $      161,812   $      148,582    $       94,722
         Short-term investments                                      77,978           258,391          328,765           288,539
                                                             --------------    --------------   --------------    --------------
               Total interest and dividends                         252,134           420,203          477,347           383,261

       Interest on note receivable from related party                     -            20,336           36,566            20,365
                                                             --------------    --------------   --------------    --------------

               Total investment income                       $      252,134    $      440,539   $      513,913    $      403,626
                                                             --------------    --------------   --------------    --------------
                                                             --------------    --------------   --------------    --------------

     Realized and unrealized gains and losses on investments for the years ended December 31, 1995, 1996 and 1997 and for the nine months ended September 30, 1998 consisted of the following:

                                                                  1995              1996             1997              1998
                                                                  ----              ----             ----              ----
         Realized gains (losses)
            Redeemable preferred securities                  $         (137)   $         (208)  $       (2,625)   $            -
            Equity securities                                             -                 -              106                 -
                                                             --------------    --------------   --------------    --------------
               Total realized losses                                   (137)             (208)          (2,519)                -
                                                             --------------    --------------   --------------    --------------
         Unrealized losses
            Equity securities                                          (358)             (159)            (194)              346
                                                             --------------    --------------   --------------    --------------
               Total unrealized losses                                 (358)             (159)            (194)              346
                                                             --------------    --------------   --------------    --------------
               Net investment loss                           $         (495)   $         (367)  $       (2,713)   $          346
                                                             --------------    --------------   --------------    --------------
                                                             --------------    --------------   --------------    --------------

                               Investment Maturity

         The following schedule sets forth the respective maturity dates as at December 31, 1997:

                                                                                Available-for-sale securities
                                                                                -----------------------------
                                                                                                     Fair
                                                                                    Cost             Value
                                                                                    ----             -----
         Due after one year through five years                                 $       31,524   $        9,250
                                                                               --------------   --------------
                                                                               --------------   --------------

                                                                  (Continued)
                                      F-30

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

14.    INVESTMENTS (Continued)

                                                                                 Held-to-maturity securities
                                                                                 ---------------------------
                                                                                                     Fair
                                                                                    Cost             Value
                                                                               --------------   --------------
         Due after one year through five years                                 $    2,099,103   $    2,101,809
         Due after five years through ten years                                       531,350          531,095
                                                                               --------------   --------------
               Total                                                           $    2,630,453   $    2,632,904
                                                                               --------------   --------------
                                                                               --------------   --------------

15.    STATUTORY MATTERS

         The following is a reconciliation of Arista's net stockholder's equity and net income (loss) determined on the statutory basis of accounting required by insurance regulation to amounts of equity and net income (loss) included in the financial statements of Arista prepared on the basis of generally accepted accounting principles for each of the years ended December 31, 1995, 1996 and 1997:

                                                                                    1995             1996              1997
                                                                               --------------   --------------    --------------
         Capital and surplus reported for SAP purposes                         $    6,432,629   $    6,175,568    $    6,206,020
         Add (deduct):
            Inclusion of nonadmitted assets                                         1,872,086        1,956,065         2,624,539
            Surplus notes payable                                                  (3,000,000)      (3,000,000)       (3,000,000)
            Deferred costs, net of tax                                                441,221          205,689            66,158
            Claims reserves, net of tax                                               559,193          509,495           548,059
            Unrealized depreciation on marketable securities, net                     (16,038)         (31,425)          (26,471)
            Other, net of tax                                                          70,330           18,427           217,267
            Adjustment to premiums receivable, net of tax                             533,443          533,443           533,443
            Prior period tax over accrual                                            (360,883)        (359,082)         (330,248)
            Realized gain on investments, net of tax                                  (33,853)         (27,720)          (27,370)
            NOL carryforward                                                                -           34,500                 -
                                                                               --------------   --------------    --------------
                 Stockholder's equity reported in
                    Arista's financial statements                              $    6,498,128   $    6,014,960    $    6,811,397
                                                                               --------------   --------------    --------------
                                                                               --------------   --------------    --------------

         Net income (loss) reported for SAP purposes                           $      231,349   $      (61,398)   $      698,926
         Add (deduct):
            Deferred costs, net of tax                                                131,036         (235,532)         (139,531)
            Other, net of tax                                                         (48,427)         (51,902)          164,339
            Claims reserves, net of tax                                               (20,922)         (49,698)           38,564
            Adjustment to premiums receivable, net of tax                             504,752                -                 -
            Realized gain on investments, net of tax                                        -            6,133               350
            Amortization of intangible asset, net of tax                             (122,705)               -                 -
            Gain on sale of subsidiary, net of tax                                    (76,404)               -                 -
            Income tax expense differences                                           (210,152)           1,800            28,834
                                                                               --------------   --------------    --------------
                 Net income (loss) reported in Arista's
                    financial statements                                       $      388,527   $     (390,597)   $      791,482
                                                                               --------------   --------------    --------------
                                                                               --------------   --------------    --------------

                                                                  (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

15.    STATUTORY MATTERS (Continued)

     Arista was in compliance with the NYSID minimum statutory capital and surplus requirement at December 31, 1995, 1996 and 1997.

         Under the New York State Insurance Law, Arista may pay dividends only out of its statutory earned surplus. In addition, the maximum amount of dividends that may be paid in any twelve-month period without regulatory approval is the lesser of the adjusted net investment income or 10% of its surplus. During 1996 Arista paid a dividend of $111,684.


16.    BUSINESS ACQUISITION

         Stock Purchase Agreement

            On December 31, 1991, Arista entered into an agreement to acquire all the outstanding shares of American. In December 1991 the NYSID approved the assumption of American's disability business by Arista and approved the acquisition of American in April 1992. The acquisition was accounted for as a purchase. The purchase price was originally to consist of: (1) a $175,000 cash payment; (2) a credit against the purchase price of $898,973, which represented American's statutory negative capital and surplus balance as of December 31, 1991; and (3) an amount equal to 7-1/2% of earned premiums, as defined, on American policies renewed or rewritten during the period commencing January 1, 1992 and ending December 31, 1993.

            Arista had the right to make certain adjustments to the purchase price for various income and expense items as mutually agreed upon. All payments due under the agreement were to be held in escrow until the final purchase price was determined, prior to October 15, 1994. Due to a shortfall in earned premiums and certain agreed-upon adjustments to the purchase price no payments were due to American. Expenses incurred by the Company in connection therewith were capitalized as part of the purchase price, and were written off in connection with the sale of American as discussed in Note 3.

            Under the purchase method of accounting, the allocation of the purchase price to the fair value of American's assets and liabilities is required. Such allocation was finalized in 1994 when the purchase price was finally determined. The excess of fair value of net assets acquired over the purchase price of $216,740 was allocated to reduce the intangible asset. The unamortized intangible asset was written off in 1995 in connection with the sale of American (see Note 3). Amortization expense was $248,957 for the year ended December 31, 1995.

17.    INDUSTRY SEGMENTS

         The Company is engaged principally in the business of writing disability insurance policies in New York State. In 1993 the Company amended the charter and license of Arista to write glass insurance which is part of the property and casualty line of business. The Company also provides third party administrative services for other insurance companies, including competitor entities. Except for disability insurance segment, all other segments of the Company are insignificant. Revenues by segment for the years ended December 31, 1995, 1996 and 1997 were as follows:

                                                                  (Continued)
                                      F-32

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1995, 1996 and 1997
                (Information as of September 30, 1998 and for the
                      Nine Months Then Ended Is Unaudited)

17.    INDUSTRY SEGMENTS (Continued)

                                                                  1995              1996             1997
                                                             --------------    --------------   --------------
         Disability insurance                                $   26,091,714    $   23,160,259   $   20,763,439
         Property and casualty                                            -                 -                -
         Third party administrative                                 204,367           260,664          351,346
                                                             --------------    --------------   --------------
               Total revenues                                $   26,296,081    $   23,420,923   $   21,114,785
                                                             --------------    --------------   --------------
                                                             --------------    --------------   --------------

18.    MAJOR CUSTOMER

         For the year ended December 31, 1996, one group, Federation of Jewish Philanthropies ("FOJP"), accounted for approximately 11% of Arista's revenue. No other customer accounted for 10% or more of the Company's consolidated revenues or Arista's revenues in the year ended December 31, 1996. For the years ended December 31, 1995 and 1997, no one group accounted for 10% or more of Arista's revenues. However, Arista underwrites disability insurance for two large groups with combined earned premiums of approximately $3,692,000 in 1995 and $2,506,000 in 1997.

         In January 1998, Arista was notified by FOJP that effective February 1, 1998, the group would no longer carry its disability insurance policies with Arista. Arista and FOJP are negotiating a settlement of all unpaid premiums and claims under the agreement. Although Arista expects that the outcome of the investigation will involve substantial additional earned premiums to be collected, no amounts have been accrued in the accompanying financial statements as negotiations are continuing. Earned premiums recognized from FOJP for the years ended December 31, 1995, 1996 and 1997 aggregated $2,034,000, $2,468,331 and $1,266,499, respectively.

19.    FOURTH QUARTER ADJUSTMENT

         During the fourth quarter of 1996, the Company recorded a charge to operations of $757,350 ($0.29 per share), representing compensation resulting from the exercise of stock warrants and options by certain officers of the Company and Arista.

                             ARISTA INVESTORS CORP.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



                                  Introduction


As discussed elsewhere herein, Arista has entered into a Coinsurance and Assumption Reinsurance Agreement (the "Treaty") subject to the approval of the Superintendent of Insurance of the State of New York and the Company's shareholders, pursuant to which it has agreed to cede to The Guardian Life Insurance Company of America ("The Guardian") all New York State statutory, super statutory and voluntary disability benefits insurance (collectively, the "insurance business") underwritten by Arista. Under the Treaty The Guardian will assume all of Arista's insurance liabilities (other than liabilities arising from acts, errors or omissions by Arista). In exchange for the transfer of the insurance business, Arista will receive a fee based on its estimated earned premiums for the preceding twelve months. The Company will concurrently enter into an Administrative Services Agreement (the "TPA Agreement") with The Guardian to service all insurance business insured by The Guardian for a fee based on the premium earned by The Guardian. The Company may earn additional fees depending upon the performance results achieved by The Guardian, as well as fees based on the premiums earned from other administrative services agreements. The TPA Agreement is effective for a period of up to five years from its effective date, subject (under certain conditions) to earlier termination by The Guardian. The sale will accelerate certain payments by the Company and Arista including Arista's Surplus Note (subject to approval by the New York State Superintendent of Insurance), and other amounts pursuant to employment agreements with the Company's executive vice president and its chairman.

The accompanying condensed consolidated financial information has been prepared to provide each stockholder with information useful in analyzing the future prospects of the Company by illustrating the possible scope of change in the Company's historical financial statements that would result from the sale and related transactions described above and in Proposal 1 of this Proxy Statement. The Unaudited Pro Forma Condensed Consolidated Balance Sheet has been adjusted as if all the transactions occurred on September 30, 1998. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 has been prepared as if all the transactions occurred on January 1, 1997. Further, although the accompanying pro forma balance sheet reflects and/or gives effect to the gain on the sale of the insurance business of Arista, such gain was excluded from the accompanying pro forma statements of operations at December 31, 1997. The accompanying pro forma financial information is unaudited and not necessarily indicative of the results that would actually have occurred if the transactions had been consummated as of January 1, 1997 or September 30, 1998, or the results which may be obtained in the future.

The pro forma adjustments, as described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Information are based on available information and upon certain assumptions that management believes are reasonable. The accompanying Unaudited Condensed Consolidated Financial Information should be read in conjunction with the historical financial statements of the Company included elsewhere in this Proxy Statement.

                             ARISTA INVESTORS CORP.
                             ----------------------

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                     ($000)

                                                                            Historical      Adjustments      Pro Forma
                                                                            ----------      -----------      ---------

               ASSETS


Investments                                                                 $   2,629       (A) $  127       $  2,756

Cash and equivalents                                                            8,276       (B) (3,859)         4,377
                                                                                            (E)   (250)
                                                                                            (F)    210

Premiums receivable                                                                 -                               -

Deferred policy acquisition costs                                                   -                               -

Prepaid and refundable income taxes                                               979                             979

Furniture and equipment                                                            88                              88

Receivable from reinsurer                                                       1,461                           1,461

Receivable related parties                                                        562        (F)  (562)             -

Receivable from third party administration                                        941                             941

Other assets                                                                      882                             882
                                                                            ---------        ---------       --------

               Total assets                                                 $  15,818        $  (4,334)      $ 11,484
                                                                            ---------        ---------       --------
                                                                            ---------        ---------       --------

                                                                  (Continued)

                             ARISTA INVESTORS CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         September 30, 1998 - Continued
                                     ($000)

                                                                            Historical               Adjustments      Pro Forma
                                                                            ----------               -----------      ---------

               LIABILITIES AND
          STOCKHOLDERS' EQUITY

Liabilities:
    Payable to reinsurer                                                    $       -                               $       -
    Claims liabilities                                                              -                                       -
    Commissions payable                                                           226                                     226
    Accounts payable and accrued expenses                                       3,867        (B)         (859)          3,008
    Deferred income taxes                                                       1,249        (D)         (428)            821
    Surplus note payable                                                        2,891        (B)       (3,000)              -
    Unearned premiums                                                                        (B)          109
                                                                                    -                                       -
                                                                            ---------              ----------       ---------
               Total liabilities                                                8,233                  (4,178)          4,055
                                                                            ---------              ----------       ---------
Stockholders' equity:
    Class A common stock                                                           26        (C)            1              26
    Class B common stock                                                            1        (C)           (1)              -
    Common stock warrants                                                         150        (B)         (150)              -
    Additional paid-in capital                                                  5,839        (C)          (66)          5,897
                                                                                             (G)          (27)
                                                                                             (B)          150
    Retained earnings                                                           2,121                                   1,499
                                                                                             (M)          (25)
                                                                                             (A)         (127)
                                                                                             (B)         (109)
                                                                                             (C)         (434)
                                                                                             (D)          428
                                                                                             (E)         (250)
                                                                                             (F)         (352)
    Net unrealized loss on investment securities                                  (25)       (G)           25               -
                                                                            ---------              ----------       ---------
                                                                                8,112                    (683)          7,429
    Secured promissory note from shareholder                                     (500)       (C)          500               -
    Cost of stock held in treasury                                                (27)       (G)           27               -
                                                                            ---------              ----------       ---------
               Total stockholders' equity                                       7,585                    (156)          7,429
                                                                            ---------              ----------       ---------
                                                                            $  15,818              $    4,334       $  11,484
                                                                            ---------              ----------       ---------
                                                                            ---------              ----------       ---------

     See notes to unaudited pro forma condensed consolidated financial statements.

                             ARISTA INVESTORS CORP.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         ($000, except per share amount)

                                               Year Ended December 31, 1997              Nine Months Ended September 30, 1998
                                               ---------------------------------------   ---------------------------------------
                                               Historical     Adjustments    Pro Forma   Historical   Adjustments      Pro Forma
                                               ----------     -----------    ---------   ----------   -----------      ---------
Revenue:
   Gross earned premium                          $20,764    (N)  $(20,764)     $     -     $9,792     (N)  $(9,792)      $     -
   Ceded earned premium                           10,382    (N)  (10,382)            -      4,630     (N)   (4,630)            -
                                                 -------         -------       -------     ------          -------       -------
           Net earned premium                     10,382         (10,382)            -      5,162           (5,162)            -
   Third party administrative fees                          (O)    3,422         3,422      1,036                          1,036
                                                     351    (N)     (351)            -
   Investment income, net                            511    (N)     (511)            -        404                            404
                                                            (O)       20            20
   Other income                                        7    (N)       (7)            -         21                             21
                                                 -------         -------       -------     ------          -------       -------
           Total revenue                          11,251          (7,809)        3,442      6,623           (5,162)        1,461
                                                 -------         -------       -------     ------          -------       -------
Expenses:
   Underwriting:
      Gross claims incurred                       12,213    (N)  (12,213)            -      4,839     (N)   (4,839)            -
      Ceded claims incurred                        6,106    (N)   (6,106)            -      2,362     (N)   (2,362)            -
                                                 -------         -------       -------     ------          -------       -------
           Net claims incurred                     6,107          (6,107)            -      2,477           (2,477)            -
                                                 -------         -------       -------     ------          -------       -------
      Gross commissions incurred                   3,907    (N)   (3,907)            -      1,965     (N)   (1,965)            -
      Ceded commissions incurred                   3,938    (N)   (3,938)            -      1,539     (N)   (1,539)            -
                                                 -------         -------       -------     ------          -------       -------
           Net commissions incurred                  (31)            (31)            -        427             (427)            -
                                                 -------         -------       -------     ------          -------       -------
           Total underwriting expenses             6,076          (6,076)            -      2,904           (2,904)            -

                                                            (O)    2,105         2,105
                                                            (O)      740           740                (O)    1,042         1,042
   General and administrative expenses             4,682    (N)   (4,682)            -      2,272     (N)   (2,272)            -
                                                 -------         -------       -------     ------          -------       -------
           Total expenses                         10,758          (7,913)        2,845      5,176           (4,134)        1,042
                                                 -------         -------       -------     ------          -------       -------
           Income (loss) before provision
              for income taxes                       493             104           597      1,447           (1,028)          419
Provision for income taxes                           393    (N)      393             -        362     (N)      362             -
                                                            (O)     (233)          233                (O)     (163)          163
                                                 -------         -------       -------     ------          -------       -------
           Net income                            $   100         $   264       $   364     $1,085          $  (829)      $   256
                                                 -------         -------       -------     ------          -------       -------
                                                 -------         -------       -------     ------          -------       -------
Earnings per common share                        $  0.04         $  0.10       $  0.14     $ 0.41          $ (0.31)      $  0.10
                                                 -------         -------       -------     ------          -------       -------
                                                 -------         -------       -------     ------          -------       -------
Weighted average shares outstanding:
   Basic and diluted                           2,617,500       2,617,500     2,617,500   2,617,500       2,617,500     2,617,500
                                               ---------       ---------     ---------   ---------       ---------     ---------
                                               ---------       ---------     ---------   ---------       ---------     ---------

     See notes to unaudited pro forma condensed consolidated financial statements.

                             ARISTA INVESTORS CORP.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
        As of September 30, 1998 and for the Year Ended December 31, 1997
                    and Nine Months Ended September 30, 1998

(A) Adjustment to record "held-to-maturity" investments from cost to fair value, and to write-off the unamortized deferred policy acquisition costs related to the policies sold to The Guardian.

(B)    Adjustment to record the payment of the principal balance of the surplus note issued by Arista to CLUMCO. On the effective date of the agreement, the surplus note will become payable upon demand by CLUMCO. The surplus note must be paid prior to the closing of the sale of Arista, and such payment is to be made from the free and divisible surplus of Arista, subject to prior approval of the New York State Insurance Department:

              Surplus note                                      $    3,000,000
              Detachable stock warrants                                150,000
              Interest expense                                         108,750
              Accrued interest                                         859,136
              Unamortized discount                                    (108,750)
              Additional paid-in capital                              (150,000)
              Cash payment                                          (3,859,136)
                                                                --------------
                                                                $            -
                                                                --------------
                                                                --------------

(C) Adjustment to record the exercise of Class B option by the Company as follows:

              Class B Common canceled                                    $         474
              Additional paid-in capital                                        65,886
              Retained earnings - dividend to Class B shareholder              434,114
              Class A Common issued                                               (474)
              Secured promissory note from shareholder                        (500,000)
                                                                         -------------
                                                                         $           -
                                                                         -------------
                                                                         -------------

(D) Adjustment to record the change in deferred income taxes resulting from the elimination of the temporary differences due to the sale of the insurance business to The Guardian. The assets and liabilities were sold and therefore the temporary differences were eliminated, as follows:

              Deferred tax assets:
                 Commissions payable                                       $ 330,935
                 Other assets                                                    585
                 Accounts payable and accrued expenses                         4,907
                                                                           ---------
                                                                             336,427
                                                                           ---------
              Deferred tax liability:
                 Deferred acquisition costs                                  128,319
                 Claims liabilities                                          286,767
                 Reinsurance                                                 348,972
                                                                           ---------
                                                                             764,058
                                                                           ---------
                                                                           $ 427,631
                                                                           ---------
                                                                           ---------

                                                                    (Continued)

                             ARISTA INVESTORS CORP.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - Continued
        As of September 30, 1998 and for the Year Ended December 31, 1997
                    and Nine Months Ended September 30, 1998

(E) Adjustment to recognize the estimated aggregate professional costs incurred and to be incurred in connection with the sale of the insurance business to The Guardian.

(F) Adjustment for receipt of $209,750 from Mandel for salary advances and write-off of the remaining $249,837 of life insurance premium pursuant to employment agreements with Kooper and Mandel.

(G) Adjustment to write off cost of treasury shares and unrealized loss on investment securities charged to stockholders' equity.

(N) Adjustment as of January 1, 1997 to eliminate insurance underwriting revenues and underwriting expenses pertaining to New York State disability insurance business sold to The Guardian, and other related income and expenses.

(O) Adjustment to record TPA operations as if the Company commenced performance under the TPA Agreement effective January 1, 1997.

       Under the TPA Agreement the Company receives a service fee for administrative functions based on both fixed and variable percentages of paid premiums earned by the underwriter. The Company earns a basic fee of 7% based on paid premiums. The basic fee is subject to a service fee adjustment of +/- 1% of paid premium, depending on actual performance calculated semi-annually. If certain levels of performance are met, the Company may earn an additional 1% "audit based fee"; if performance falls below a specified level of performance, 1% would be deducted from the basic fee. Under no circumstances would the annual service fee be less than 6% per year. The Company may also earn an additional "experience incentive fee" ("EIF") based on claim experience. EIF is based on a percentage of earned premium on administered contracts calculated annually based on the following formula: EIF = .5x (.88 less .59 (assumed loss ratio), less .01 (premium tax), less .018 (assessment reserves), less .1625 (commissions)). Under this formula, EIF may not be less than 0% or higher than 5%. Cost percentage is defined as incurred claims plus commissions earned plus premium tax and DBL assessments incurred divided by earned premiums. The Company's agreement with U.S. Life calls for a service fee ranging from 6.5% to 7.5% based on premiums earned by the underwriter. Paid premiums from policyholders aggregated approximately $22,156,265 for the year ended December 31, 1997.

                                                   EXHIBIT INDEX


Exhibit                                                                                       Page
Number          Description                                                                   Number
-------         -----------                                                                   ------

2.1             Assumption Reinsurance Agreement, dated as of September 23,
                1998, by and among Arista Insurance Company, Arista
                Investors Corp. and The Guardian Life Insurance Company of
                America.*

10.1            Administration Services Agreement, dated as of September 23,
                1998, between The Guardian Life Insurance Company of
                America and Arista Insurance Company.*

99.1            Press Release, dated September 28, 1998.

99.2            Press Release, dated October 21, 1998.

99.3            Press Release, dated November 13, 1998.



------------------------------
* Incorporated by reference to the Company's definitive proxy statement, filed with the Securities and Exchange Commission on September 28, 1998 (File No. 000-16520).